                                                     Filed Pursuant to Rule 497e
                                                     File Nos. 353-81184
                                                               333-91725

                                                            January 5, 2005
                                                                  Supplement

[GRAPHIC OMITTED]

 SUPPLEMENT DATED JANUARY 5, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Active Assets Institutional Government Securities Trust, dated August 30, 2004
        Active Assets Institutional Money Trust, dated August 30, 2004

     The disclosure in the Fund's Statement of Additional Information in the
section entitled "VI. Brokerage Allocation and Other Practices, F. Revenue
Sharing," is hereby deleted and replaced with the following section:

F. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include, on sales (except purchases through
401(k) platforms) through Morgan Stanley DW's Partners Program, an amount equal to 0.025% on the value of the Fund shares acquired by exchange from another open-end retail fund and whose shares had been held for a one-year period or more.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

     In addition to the payments described above, Morgan Stanley reports its business segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Funds'
advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Adviser to a Morgan Stanley business segment.

     The following disclosure should be eliminated from the section of the
Statement of Additional Information entitled "V. Investment Management and
Other Services, B. Principal Underwriter":

     The Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from the Investment Manager's own funds, the following annual residual commissions, based on the current value of each account for investors in the Funds, for which they are the Financial Advisors of record:

                                                   Annual Residual Commission

     Institutional Money Trust                               0.03%
     Institutional Government Securities Trust               0.03%

     The residual is a charge which reflects residual commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.